Capital disclosures (Tables)	12 Months Ended
Dec. 31, 2020
Capital disclosures
Schedule of ratio of net debt to fund flows from operations

The following table calculates Vermilion’s ratio of net debt to fund flows from operations:

	Year Ended
	Dec 31, 2020	Dec 31, 2019
Long-term debt	1,933,848	1,924,665
Current liabilities	433,128	416,210
Current assets	(260,993)	(347,681)
Net debt	2,105,983	1,993,194

Ratio of net debt to four quarter trailing fund flows from operations	4.19	2.20